UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K/A
(Amendment No.1)
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 16, 2015
_____________
KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported on Current Report on Form 8-K of Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”), filed on November 12, 2014 (the “Original 8-K”), Kennedy Wilson Europe Real Estate plc (“KWE”), an entity externally managed by a wholly-owned subsidiary of the Company purchased 111 Buckingham Palace Road (“111 Buckingham”) from Kish Holdings Limited, an entity managed and controlled by Green Property Ventures for a total purchase price of approximately £204.3 million (approximately $324.3 million) on November 11, 2014.

The Company currently owns approximately 14.9% of the total issued share capital of KWE. Due to the terms provided in the investment management agreement and the Company’s equity ownership interests in KWE, pursuant to the guidance set forth in Financial Accounting Standards Board Accounting Standards Codification Subtopic 810 - Consolidation, the Company is required to consolidate KWE’s results in its consolidated financial statements.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial statements required pursuant to Rule 3-14 of Regulation S-X.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired
		Page
111 Buckingham
	Independent Auditors' Report	2
	Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2014 (unaudited) and Year Ended December 31, 2013	3
	Notes to Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2014 (unaudited) and Year Ended December 31, 2013	4
(b)	Pro forma financial information
Kennedy-Wilson Holdings, Inc.:
	Kennedy-Wilson Holdings, Inc. and Subsidiaries Unaudited Pro Forma Financial Information	6
	Unaudited Pro Forma Consolidated Balance Sheet as of Nine Months Ended September 30, 2014	7
	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2014	9
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013	11
(c)	Exhibits
	23.1 Consent of KPMG dated January 16, 2015

Independent Auditors’ Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Statement of Revenues and Certain Expenses of 111 Buckingham (the Property) for the year ended December 31, 2013 and the related notes (the Historical Summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of the Historical Summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Property for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG
Dublin, Ireland
January 16, 2015

111 Buckingham
Statement of Revenues and Certain Expenses
Nine Months Ended September 30, 2014 (unaudited) and the
Year Ended December 31, 2013

(in millions)	Nine Months Ended September 30, 2014 (unaudited)	Year Ended December 31, 2013
Revenues:
Rental income	$12.0	$16.4
Other income	4.3	3.3
Total revenues	16.3	19.7
Certain Expenses:
Property operating expenses	5.4	3.3
Total certain expenses	5.4	3.3
Revenues in excess of certain expenses	$10.9	$16.4

See accompanying notes to statement of revenues and certain expenses.

111 Buckingham
Notes to Statement of Revenues and Certain Expenses
Nine Months Ended September 30, 2014 (unaudited) and the
Year Ended December 31, 2013

(1)	Basis of Presentation

The accompanying statement of revenues and certain expenses relate to the operations of 111 Buckingham ("the Property"). The Property is an approximately 227,000 square foot grade A office space in London, England. The Property was purchased on November 11, 2014 by KW UK Holdco, Ltd a wholly-owned subsidiary of Kennedy Wilson Europe Real Estate plc ("KWE") which is a consolidated subsidiary of Kennedy-Wilson Holdings, Inc. (“KWH”).
The accompanying statement of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the nine months ended September 30, 2014 and year ended December 31, 2013 due to exclusion of certain expenses, such as depreciation and amortization, amortization of above and below market leases, amortization of other lease intangibles and interest expense, which may not be comparable to the proposed future operations of the property.

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues during the reporting period to prepare the statements of revenues in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the nine months ended September 30, 2014 is unaudited. In the opinion of management, the statement reflects all adjustments necessary under SEC regulation SX 3-14 for the results of the interim period. All such adjustments are of a normal recurring nature.

111 Buckingham
Notes to Statement of Revenues and Certain Expenses
Nine Months Ended September 30, 2014 (unaudited) and the
Year Ended December 31, 2013

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Property. As of September 30, 2014, the minimum future cash rents receivable under non-cancelable operating leases through 2021 are as follows:

2014	$4.2
2015	17.2
2016	17.1
2017	15.3
2018	15.3
2019	12.3
Thereafter	17.9
$99.3
Leases require reimbursement of the tenant’s proportionate share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

(4)	Tenant Concentrations

For the nine months ended September 30, 2014 and the year ended December 31, 2013, three tenants made up 89% and 89% of the rental income. No other tenant comprised more than 10% of rental income for the nine months ended September 30, 2014 and the year ended December 31, 2013.

(5)	Commitments and Contingencies

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Property's results of operations.

(6)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA FINANCIAL INFORMATION

This pro forma information should be read in conjunction with the consolidated financial statements of Kennedy-Wilson Holdings, Inc. and its subsidiaries (the "Company" or "our") included in the Company's Form 10-K for the fiscal year ended December 31, 2013 and the Company's Form 10-Q for the quarterly period ended September 30, 2014, as filed with the Securities and Exchange Commission.

The unaudited pro forma consolidated balance sheet as of September 30, 2014 has been prepared to give effect to the acquisition of 111 Buckingham which was acquired on November 11, 2014.

The following unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2013 and the consolidated statement of operations of the Company for nine months ended September 30, 2014 have been prepared to give effect to the acquisitions of 111 Buckingham. The pro forma consolidated statements of operations assume the acquisition had occurred on January 1, 2013.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of 111 Buckingham and its related notes thereto included elsewhere in this filing. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to represent (1) the results of our operations that would have actually occurred had the acquisition of 111 Buckingham occurred on January 1, 2013 or (2) an estimate of the results of our operations as of any future date or for any future period, as applicable.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2014

(Dollars in millions, except share and per share amounts)	Kennedy Wilson Holdings, Inc. (a)	111 Buckingham(b)	Company Pro Forma
Assets
Cash and cash equivalents	$236.3	$—	$236.3
Cash held by consolidated investments (including $40.6 of restricted cash)	591.3	(337.3)	254.0
Accounts receivable (including $8.5 of related party)	42.2	—	42.2
Loans	266.7	—	266.7
Real estate and acquired in place lease values, net of accumulated depreciation and amortization	3,839.6	348.5	4,188.1
Unconsolidated investments	504.9	—	504.9
Other Assets	232.3	—	232.3
Total Assets	$5,713.3	$11.2	$5,724.5

Liabilities and equity
Liabilities
Accounts payable, accrued expenses, and other liabilities	253.8	11.2	265.0
Investment debt	2,049.8	—	2,049.8
Senior notes payable	705.9	—	705.9
Total liabilities	3,009.5	11.2	3,020.7

Equity
Cumulative preferred stock, $0.0001 par value per share: 1,000,000 shares authorized $1,000 per share liquidation preference	—	—	—
Common stock, 94,807,377 shares issued and outstanding as of September 30, 2014	—	—	—
Additional paid-in capital	991.2	—	991.2
Accumulated deficit	(22.6)	—	(22.6)
Accumulated other comprehensive income	(13.2)	—	(13.2)
Total Kennedy-Wilson Holdings, Inc. shareholder's equity	955.4	—	955.4
Noncontrolling interests	1,748.4	—	1,748.4
Total equity	2,703.8	—	2,703.8
Total liabilities and equity	$5,713.3	$11.2	$5,724.5

See accompanying notes to unaudited pro forma consolidated balance sheet.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2014

(a) Reflects the historical consolidated balance sheet as of September 30, 2014, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

(b) Pro forma consolidated balance sheet of 111 Buckingham, assuming the acquisition had occurred on September 30, 2014, based on the historical operations of the previous owner.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

(Dollars in millions, except share and per share amounts)	Kennedy Wilson Holdings, Inc. (a)	111 Buckingham		Company Pro Forma
Revenue
Investment management, property services and research fees (includes $47.0 of related party fees)	$65.0	$—		$65.0
Rental and hotel	161.3	13.6	(b)	174.9
Sale of real estate	19.0	—		19.0
Loans and other	11.7	4.3	(b)	16.0
Total revenue	257.0	17.9		274.9
Operating expenses
Commission and marketing	3.8	—		3.8
Rental and hotel operating	69.9	5.4	(b)	75.3
Cost of real estate sold	14.6	—		14.6
Compensation and related	79.6	—		79.6
General and administrative	28.3	—		28.3
Depreciation and amortization	67.3	12.0	(c)	79.3
Total operating expenses	263.5	17.4		280.9
Income from unconsolidated investments	45.9	—		45.9
Operating income	39.4	0.5		39.9
Non-operating income (expense)
Acquisition-related gains	199.2	—		199.2
Acquisition-related expenses	(16.9)	—		(16.9)
Interest expense-investment	(30.2)	—		(30.2)
Interest expense-corporate	(41.1)	—		(41.1)
Other income	1.0	—		1.0
Income before provision for income taxes	151.4	0.5		151.9
Provision for income taxes	(40.8)	(0.1)	(d)	(40.9)
Net income	110.6	0.4		111.0
Net (income) loss attributable to the noncontrolling interests	(59.9)	(0.3)	(e)	(60.2)
Preferred dividends and accretion of preferred stock issuance costs	(6.1)	—		(6.1)
Net income attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$44.6	$0.1		$44.7

Basic and diluted income per share attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Income per basic share	$0.47			$0.47
Weighted average number of common shares outstanding for basic	88,854,215			88,854,215

Income per diluted share	$0.47			$0.47
Weighted average number of common shares outstanding for diluted	90,169,008			90,169,008

See accompanying notes to unaudited pro forma consolidated statement of operations.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

(a) Reflects our historical consolidated statement of operations for the nine month period ended September 30, 2014, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

(b) Pro forma operating results of 111 Buckingham, assuming the acquisition had occurred on January 1, 2013, based on the historical operations of the previous owner.

(c) Pro forma depreciation and amortization expense for 111 Buckingham, assuming the acquisition had occurred on January 1, 2013. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense of lease intangible costs is recognized using the straight-line method over the life of the lease.

(d) Effective tax rate of 21% for 111 Buckingham

(e) Pro forma noncontrolling interest expense of 111 Buckingham, assuming the acquisition had occurred on January 1, 2013, based on the Company's 14.9% ownership interest in KWE.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

(Dollars in millions, except share and per share amounts)	Kennedy Wilson Holdings, Inc. (a)	111 Buckingham		Company Pro Forma
Revenue
Investment management, property services and research fees (includes $46.0 of related party fees)	$68.1	$—		$68.1
Rental and hotel	43.0	18.3	(b)	61.3
Sale of real estate	10.1	—		10.1
Loans and other	1.9	3.3		5.2
Total revenue	123.1	21.6		144.7
Operating expenses
Commission and marketing	3.6	—		3.6
Rental and hotel operating	18.9	3.3	(b)	22.2
Cost of real estate sold	7.9	—		7.9
Compensation and related	76.7	—		76.7
General and administrative	24.6	—		24.6
Depreciation and amortization	17.4	15.0	(c)	32.4
Total operating expenses	149.1	18.3		167.4
Income from unconsolidated investments	41.7	—		41.7
Operating income (loss)	15.7	3.3		19.0
Non-operating income (expense)
Acquisition-related gains	56.6	—		56.6
Acquisition-related expenses	(1.6)	—		(1.6)
Interest expense-investment	(11.8)	—		(11.8)
Interest expense-corporate	(39.9)	—		(39.9)
Other income	(2.2)	—		(2.2)
Income before provision for income taxes	16.8	3.3		20.1
Provision for income taxes	(2.9)	(0.7)	(d)	(3.6)
Net income	13.9	2.6		16.5
Net (income) loss attributable to the noncontrolling interests	(20.3)	(2.2)	(e)	(22.5)
Preferred dividends and accretion of preferred stock issuance costs	(8.1)	—		(8.1)
Net (loss) income attributable to Kennedy-Wilson Holdings,Inc. common shareholders	$(14.5)	$0.4		$(14.1)

Basic and diluted loss per share from continuing operations attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Loss per share	$(0.20)			$(0.20)
Weighted average number of common shares outstanding	71,159,919			71,159,919

See accompanying notes to unaudited pro forma consolidated statement of operations.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

(a) Reflects our historical consolidated statement of operations for the year ended December 31, 2013, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Annual Report on Form 10-K for the year ended December 31, 2013.

(b) Pro forma operating results of 111 Buckingham, assuming the acquisition had occurred on January 1, 2013, based on the historical operations of the previous owner.

(c) Pro forma depreciation and amortization expense for 111 Buckingham, assuming the acquisition had occurred on January 1, 2013. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense of lease intangible costs is recognized using the straight-line method over the life of the lease.

(d) Effective tax rate of 21% for 111 Buckingham

(e) Pro forma noncontrolling interest expense of 111 Buckingham, assuming the acquisition had occurred on January 1, 2013, based on the Company's 14.9% ownership interest in KWE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.
By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: January 16, 2015